UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2007

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In order to ensure the retention of key executives during Arbinet-thexchange, Inc.’s (the “Company”) previously announced strategic alternative review process, on March 16, 2007, the Company entered into amendments to employment letters with (1) Robert Barbiere, the Chief Operating Officer of the Company’s subsidiary, Arbinet Digital Media Corporation, (2) Chi K. Eng, the Company’s Senior Vice President, Intellectual Property Counsel, and (3) Steven Heap, the Company’s Chief Technology Officer. Each of these employments letters was amended to:

•	increase the amount of severance each employee would receive if his employment is terminated by the Company without cause from six months’ salary and benefits to one year salary and benefits; and

•

provide that each employee would be entitled to severance in an amount equal to one year salary and benefits if his employment was terminated by the employee for Good Reason (as defined in the respective amended employment letters) within six months following a Change of Control (as defined in the respective amended employment letters).

In addition, on March 16, 2007, the Company entered into an amendment to its employment letter with Peter P. Sach, the Chief Information Officer and Senior Vice President, Operations. Mr. Sach’s employment letter was amended to provide that Mr. Sach would be entitled to severance in an amount equal to one year salary and benefits if his employment was terminated by the employee for Good Reason (as defined in his amended employment letter) within six months following a Change of Control (as defined in his amended employment letter).

Under the amended terms of Mr. Barbiere’s letter agreement, if Mr. Barbiere is terminated by the Company without cause or if Mr. Barbiere terminates his employment for Good Reason within six months following a Change of Control, the Company is required to:

•	pay him severance in an amount equal to one year base salary at the rate in effect on the date of termination, which, as of March 16, 2007, would amount to a payment of $275,000;

•

reimburse him for certain COBRA payments for a period of one year following the date of termination and pay him an amount equal to employer contributions to the Company’s retirement plan for one year following the date of termination, assuming he contributed the maximum amount to such plan, which amounts would, as of March 16, 2007, would amount to a payment of $25,000 in accordance with the limits placed on such payments by the terms of the letter agreement; and

•	pay him his accrued and unpaid salary and vacation time as of the date of termination, which, as of March 16, 2007, would amount to a payment of $2,115.38.

Under the amended terms of Mr. Eng’s letter agreement, if Mr. Eng is terminated by the Company without cause or if Mr. Eng terminates his employment for Good Reason within six months following a Change of Control, the Company is required to:

•	pay him severance in an amount equal to one year base salary at the rate in effect on the date of termination, which, as of March 16, 2007, would amount to a payment of $200,000;

•	reimburse him for certain COBRA payments for a period of one year following the date of termination, which, as of March 16, 2007, would amount to a payment of $16,734;

•

pay him an amount equal to employer contributions to the Company’s retirement plan for one year following the date of termination, assuming he contributed to such plan, which, as of March 16, 2007, would amount to a payment of $8,000; and

•	pay him his accrued and unpaid salary and vacation time as of the date of termination, which, as of March 16, 2007, would amount to a payment of $3,846.15.

Under the amended terms of Mr. Heap’s letter agreement, if Mr. Heap is terminated by the Company without cause or if Mr. Heap terminates his employment for Good Reason within six months following a Change of Control, the Company is required to:

•	pay him severance in an amount equal to one year base salary at the rate in effect on the date of termination, which, as of March 16, 2007, would amount to a payment of $225,000;

•	reimburse him for certain COBRA payments for a period of one year following the date of termination, which, as of March 16, 2007, would amount to a payment of $16,734; and

•	pay him his accrued and unpaid salary and vacation time as of the date of termination, which, as of March 16, 2007, would amount to a payment of $4,326.92.

Under the amended terms of Mr. Sach’s letter agreement, if Mr. Sach is terminated by the Company without cause or if Mr. Sach terminates his employment for Good Reason within six months following a Change of Control, the Company is required to:

•	pay him severance in an amount equal to one year base salary at the rate in effect on the date of termination, which, as of March 16, 2007, would amount to a payment of $275,000;

•

reimburse him for certain COBRA payments for a period of one year following the date of termination and pay him an amount equal to employer contributions to the Company’s retirement plan for one year following the date of termination, assuming he contributed the maximum amount to such plan, which amounts would, as of March 16, 2007, would amount to a payment of $25,000 in accordance with the limits placed on such payments by the terms of the letter agreement; and

•	pay him his accrued and unpaid salary and vacation time as of the date of termination, which, as of March 16, 2007, would amount to a payment of $5,288.46.

Copies of the amendments to the employment letters for Mr. Barbiere, Mr. Eng, Mr. Heap, and Mr. Sach are filed hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
10.1	Amendment No. 1, dated as of March 16, 2007, to Offer Letter, dated as of May 9, 2001, by and between Arbinet-thexchange, Inc. and Robert Barbiere*

10.2	Amendment No. 1, dated as of March 16, 2007, to Employment Agreement, dated as of October 11, 2002, by and between Arbinet-thexchange, Inc. and Chi K. Eng*

10.3	Amendment No. 1, dated as of March 16, 2007, to Offer Letter, dated as of May 3, 2006, by and between Arbinet-thexchange, Inc. and Steven Heap*

10.4	Amendment No. 1, dated as of March 16, 2007, to Offer Letter, dated as of July 5, 2001, by and between Arbinet-thexchange, Inc. and Peter P. Sach*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

By:	/s/ W. Terrell Wingfield, Jr.
Name:	W. Terrell Wingfield, Jr.
Title:	General Counsel and Secretary

Date: March 16, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Amendment No. 1, dated as of March 16, 2007, to Offer Letter, dated as of May 9, 2001, by and between Arbinet-thexchange, Inc. and Robert Barbiere*

10.2	Amendment No. 1, dated as of March 16, 2007, to Employment Agreement, dated as of October 11, 2002, by and between Arbinet-thexchange, Inc. and Chi K. Eng*

10.3	Amendment No. 1, dated as of March 16, 2007, to Offer Letter, dated as of May 3, 2006, by and between Arbinet-thexchange, Inc. and Steven Heap*

10.4	Amendment No. 1, dated as of March 16, 2007, to Offer Letter, dated as of July 5, 2001, by and between Arbinet-thexchange, Inc. and Peter P. Sach*

*	Filed herewith